UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934

              Date of Event Requiring Report: September 26, 2001
                                             -------------------

                       AMERIRESOURCE TECHNOLOGIES, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)

                              0-2003384-1084784
         (Commission File Number)(IRS Employer Identification Number)


          4445 South Jones Blvd., Suite 2, Las Vegas, Nevada 89103
          ---------------------------------------------------------
                   (Address of principal executive offices)

                               ( 702 ) 362-9284
                              -----------------
             (Registrant's telephone number, including area code)

Item 2.     Acquisition or Disposition of Assets

      On September 26, 2001, AmeriResource Technologies, Inc. (the "Company") executed an acquisition agreement ("Acquisition Agreement") with Wasatch Business Investors, Inc., a Utah corporation ("WBI") and Covah, LLC, a Utah limited liability company ("Covah"). Pursuant to the Acquisition Agreement, WBI, as agent for Covah, agreed to sell and transfer one hundred percent (100%) of Jim Butler Performance, Inc., a Tennessee corporation ("JBP"), to the Company in exchange for One Hundred Million (100,000,000) shares (the "Shares") of the Company's common stock, par value $0.0001 ("Common Stock"), with Seventy-Five Million (75,000,000) Shares being issued to Covah and the remaining Twenty-Five Million (25,000,000) Shares being issued to WBI. The amount of Shares was determined by the closing trading price of the Common Stock for September 25, 2001. Pursuant to a Stock Option Agreement ("Option Agreement") executed by and between the Company and WBI on the same date, the Company granted an option to WBI to purchase Fifty Million (50,000,000) shares of Common Stock at an exercise price equal to the average closing trading price of the Common Stock for thirty
(30) days prior to the date of closing the acquisition of JBP. The Company executed a promissory note ("Note") on the same date to pay WBI Three Hundred Fifty Thousand dollars ($350,000) over a term of one year with interest accruing at the annual rate of seven percent (7%). The Acquisition Agreement, Option Agreement and Note are attached hereto as exhibits.

      WBI is owned by Ronnie Hale, Keith Warburton, Shawn Hammond and Brent Crouch. Brent Crouch is currently a consultant for the Company and has served as its independent auditor in the past. As a consultant to the Company, Mr. Crouch provides services regarding due diligence requirements for the acquisition of new businesses and accounting and technical experience in the transition phase of any business that is acquired.

      There is no material relationship between the Company and Covah.

      JBP is a manufacturer and seller of high-end specialty engines and parts to the racing industry. The assets acquired by the Company constituted 100% of JBP including, but not limited to, the office building located at 103 Dunn Road, Leoma, Tennessee, all of the office equipment utilized by JBP, and all of its tools and machinery. All of these assets were utilized by JBP in the manufacturing and selling of engines and parts to the racing industry, and the Company intends to continue such use.

Item 7.     Financial Statements and Exhibits

      The financial statements required by this section are not filed with this Form 8-K report but will be filed by an amendment not later than 60 days after the date this Form 8-K report must be filed.


                                  SIGNATURES

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 10th day of October 2001.

                              AmeriResource Technologies, Inc.



                              By:   /s/ Delmar Janovec
                                    -------------------------------------
                                    AmeriResource Technologies, Inc.
                                    By: Delmar Janovec, CEO

                                INDEX TO EXHIBITS

EXHIBIT     PAGE
NO.         NO.     DESCRIPTION

10(i)        4      September 26, 2001 Acquisition Agreement between Wasatch
                    Business Investors, Inc., Covah, LLC and the Company

10(ii)      12      September 26, 2001 AmeriResource Technologies, Inc. Stock
                    Option Agreement between Wasatch Business Investors, Inc.
                    and the Company

10(iii)     20      September 26, 2001 Secured Promissory Note executed by the
                    Company

                            ACQUISITION AGREEMENT

      THIS ACQUISITION AGREEMENT (the "Agreement") is entered into effective this 26th day of September 2001, (the "Effective Date") and is by and between Wasatch Business Investors, Inc., a Utah corporation with offices at 1453 S. Major St., Salt Lake City, Utah 84115 ("WBI"), Covah, LLC, a Utah limited liability company with principal offices at 1453 S. Major St., Salt Lake City, Utah 84115 ("Covah"), and AmeriResource Technologies, Inc., a Delaware corporation with offices at 4445 South Jones Blvd., Suite 2, Las Vegas, NV, 89103 ("ARET") (WBI, Covah and ARET may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

                                   Recitals

      WHEREAS, ARET is interested in expanding its business through investments and acquisitions;

      WHEREAS, WBI, as agent for Covah, is in the financial services and merchant banking business and has considerable contacts with businesses which are interested in being acquired or are looking for investors;

      WHEREAS, WBI, as agent for Covah, purchased Jim Butler Performance, Inc., a Tennessee corporation with principal offices at 103 Dunn Road, Leoma, Tennessee 38468 ("JBP"), whose primary business operations consist of the manufacture and sale of high-end specialty engines & parts to the racing industry;

      WHEREAS, WBI is in the process of purchasing Valley Steel, Inc., an Alabama corporation with principal offices at 1400 Highway 20 West, Decatur, Alabama 35611 ("Valley Steel"), who has specialized in the manufacture and erection of steel products since 1960;

      WHEREAS, ARET is interested in buying JBP and Valley Steel from WBI, as agent for Covah, pursuant to the terms and conditions described herein; and

      WHEREAS, WBI is interested in selling JBP and Valley Steel to ARET pursuant to the terms and conditions described herein and for the consideration set forth herein.

                                  Agreement

      NOW, THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                                  Article 1
             Sale of Jim Butler Performance & Valley Steel, Inc.

1.01 At Closing, WBI, as agent for Covah, agrees to sell and transfer one hundred percent (100%) of JBP to ARET for One Hundred Million (100,000,000) shares (the "Shares") of ARET's common stock, par value $0.0001 ("Common Stock"), with Seventy-Five Million (75,000,000) shares being issued to Covah and the remaining Twenty-Five Million (25,000,000) being issued to WBI.

1.02 At Closing and in consideration of the acquisition of JBP, ARET agrees to grant to WBI an option to purchase Fifty Million (50,000,000) shares of Common Stock at an exercise price equal to the average closing trading price of Common Stock for the thirty (30) days prior to the date of Closing of the JBP acquisition, pursuant to that Stock Option Agreement attached hereto as Exhibit A effective as of the date of this Agreement ("Option Agreement").

1.03 The Parties have agreed in principal for ARET to acquire 100% of Valley Steel from WBI, once WBI has consummated the purchase of Valley Steel, in exchange for Two Hundred Million (200,000,000) shares of ARET's Common Stock. This Valley Steel acquisition shall be consummated upon ARET satisfactorily completing its due diligence investigation of Valley Steel, which ARET hopes and expects to effect no later September 30, 2001. The Parties acknowledge that the Valley Steel acquisition is subject to, and shall not be consummated unless and until, ARET in its sole discretion is satisfied with its Valley Steel due diligence.

1.04 All Parties hereto acknowledge ARET's need to alter its capital stock structure to accommodate the terms of this Agreement, specifically the issuance of shares as set forth herein for Valley Steel. All Parties acknowledge and agree to ARET's contingent approval and acceptance of the terms of this Agreement subject to the approval of its shareholders to revise its capital stock structure, which shall be sought at a meeting of ARET's shareholders as soon hereafter as is practicable.

                                  Article 2
                        Future Referrals and Financing

2.01 In consideration for WBI's agreement to identify and refer to ARET potential business investments and business acquisitions ("WBI Target(s)") other than JBP and Valley Steel, ARET hereby agrees to grant to WBI additional options to purchase a total of One Hundred Fifty Million (150,000,000) shares of Common Stock (the "Additional Option Shares") pursuant to the Option Agreement, and contingent upon WBI satisfying the terms and conditions set forth therein. The grant of options to purchase the Additional Option Shares will be made available based upon performance. For every $1 million in gross revenues achieved by WBI Targets acquired by ARET, WBI will receive options to purchase Three Million (3,000,000) shares of ARET common stock, on the terms more specifically set forth in the Option Agreement. WBI shall therefore receive options to purchase One Hundred Fifty Million (150,000,000) Additional Option Shares in the event ARET acquires WBI Targets with total revenues of Fifty Million ($50,000,000).

2.02 In the event ARET secures financing from a WBI source to acquire a WBI Target, ARET agrees to pay WBI a fee equal to five percent (5%) of such financing.

2.03 WBI may not sell or otherwise dispose of any WBI Target, or any right or interest in any WBI Target, without first offering to sell it to ARET and ARET shall have the sole and exclusive right to decline pursuit of a WBI Target for three years following WBI's referral to ARET. WBI shall have no recourse against ARET in the event it decides not to acquire any WBI Target.

                                  Article 3
                                   Closing

3.01 The Closing of this Agreement and of the sale of JBP shall take place at the office of WBI as soon hereafter as practicable (the "Closing"). At Closing, the Parties shall deliver all information and documents necessary or reasonable required by the Parties to fulfill their respective obligations hereunder.

3.02 Within thirty (30) days after the Closing, the existing operations of JBP shall be transferred into a wholly owned subsidiary of ARET.

3.03 ARET shall appoint a WBI nominee to its Board, if such nominee is presented to ARET within thirty (30) days following execution of this Agreement.

3.04 Within sixty (60) days after Closing, ARET shall issue a shareholder proxy for the matters pertinent to shareholders set forth in this Agreement.

                                  Article 4
                             Management Agreement

4.01 Within thirty (30) days after Closing, the new board of directors of ARET shall ratify and adopt that certain employment agreement dated July 1, 2000, by and between ARET as employer and Delmar Janovec as employee.

4.02 Within thirty (30) days after Closing, the new board of directors of ARET shall ratify and adopt that certain employment agreement dated July 1, 2000, by and between ARET as employer and Barry Denslow as employee.

                                  Article 5
                        Continuing Warranties of ARET

ARET makes the following warranties and representations to WBI:

5.01 ARET represents and warrants that it has a total of 841,353,312 shares of Common Stock issued and outstanding as of the date of this Agreement. ARET is duly incorporated and in good standing as a corporation under the laws of the State of Delaware.

5.02 ARET represents and warrants that the total amount of all issued and outstanding Preferred Stock of ARET as of the date of this Agreement is 308,287. There are 131, 275 shares of Class A Preferred Stock held by seventeen (17) shareholders of record and 177,012 shares of Class B Preferred Stock held by one (1) shareholder of record.

5.03 ARET represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of ARET.

5.04 ARET represents and warrants that there are no accrued, unpaid, or deferred compensation, notes or loans due ARET, shareholders, officers, employees or directors of ARET other than those set forth in financial statements and SEC filings provided to WBI herewith.

5.05 ARET represents and warrants that the financial statements and SEC filings of ARET are complete and accurately reflect the financial condition of ARET, and there are no material adverse changes in the business of ARET since the date of said statements that have not already been disclosed in writing to WBI.

5.06 ARET represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats or suit, seizure, or foreclosure against ARET other than those set forth in financial statements and SEC filings provided to WBI herewith.

5.07 The warranties and representations set forth in this Article are ongoing warranties and representations by ARET and shall survive the Closing.

                                  Article 6
                         Continuing Warranties of WBI

      WBI makes the following warranties and representations to ARET:

6.01 WBI represents and warrants that it has full interest in and title to JBP free and clear of any liens, encumbrances, restrictions, and adverse claims, whether existing or contingent. WBI also represents and warrants that it has not transferred any interest in or to JBP, has not placed any lien, encumbrance, or restriction against JBP, and that no adverse claims are pending or threatened regarding JBP.

6.02 WBI represents and warrants that upon consummation of its purchase of Valley Steel that it will have full interest in and title to Valley Steel free and clear of any liens, encumbrances, restrictions, and adverse claims, whether existing or contingent. WBI also represents and warrants that it will not transfer any interest in or to Valley Steel prior to ARET's acquisition of Valley Steel, nor will it place any lien, encumbrance, or restriction against Valley Steel. WBI also represents that to the best of its knowledge no adverse claims are pending or threatened regarding Valley Steel.

6.03 WBI represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of WBI.

6.04 WBI represents and warrants that the operations of JBP will not undergo any material change from the date hereof until the date of Closing.

6.05 WBI represents and warrants that the operations of Valley Steel will not undergo any material change from the date of WBI's purchase of Valley Steel until the date of ARET's acquisition of Valley Steel.

6.06 WBI represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats or suit, seizure, or foreclosure against WBI other than those set forth in financial statements and SEC filings provided to ARET herewith.

6.07 The warranties and representations set forth in this Article are ongoing warranties and representations by WBI and shall survive the Closing.

                                  Article 7
                                Due Diligence

7.01 The Parties hereby acknowledge and agree that prior to the execution of this Agreement they have conducted such due diligence necessary and commercially customary for this Agreement and the transactions contemplated by it, with the exception of the due diligence as set forth in Section 1.03.

                                  Article 8
                      Continuing Obligations of Parties

8.01 The Parties hereby agree after the Closing to assist and cooperate in good faith with each other on a timely basis in providing any information or documents, or executing any documents, necessary or reasonably required to fulfill the Party's obligations hereunder.

                                  Article 9
                                Default & Cure

9.01 In the event a Party fails or refuses to perform its obligations under this Agreement in a timely manner, then the other Party may give notice to such other Party of default hereunder. Said notice shall set forth with sufficient specificity and particularity the details of said default. The Parties to whom said default notice is given shall have thirty (30) days from the date of the delivery of the notice to either (a) cure the deficiencies set forth in the notice or (b) give written reply to the notice setting forth with particularity the reasons for the nonexistence of default or inability to cure the default(s).

                                  Article 10
                               Indemnification

10.01 The Parties shall indemnify, defend and hold harmless each other against any and all undisclosed liabilities of the other not set forth in this Agreement or the exhibits and schedules provided herewith. This indemnification shall survive the Closing.


                                  Article 11
                                  Revocation

11.01 This Agreement shall remain in full force and effect unless later terminated by mutual agreement of the Parties. In the event the transactions contemplated by this Agreement are undertaken, then both Parties hereby knowingly and affirmatively waive their rights to rescind and/or revoke this Agreement or the transactions contemplated by it.

                                  Article 12
                                Legal Counsel

12.01 Both Parties hereby acknowledge they had a full opportunity to seek legal counsel of their own choosing prior to the execution of this Agreement.

                                  Article 13
                                    Costs

13.01 The Parties shall bear their own legal and other costs in connection with the execution of this Agreement.

                                  Article 14
                          Securities Laws & Taxation

14.01 Both Parties hereby agree and acknowledge that the transfer of securities pursuant to this Agreement shall constitute an exempt isolated transaction and the restricted securities received in such transfer and exchange do not have to be registered under federal or state securities laws and regulations. It is the express intention of the Parties that this Agreement and the transactions contemplated by it be treated to the extent possible as a tax-free exchange of stock pursuant to the IRS code of 1986 (and regulation thereto), as amended.

                                  Article 15
                                Miscellaneous

15.01 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein, and supercedes all prior negotiations, correspondence, understandings and agreements among the Parties hereto respecting the subject matter hereof.

15.02 Headings. The article and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

15.03 Good Faith and Fair Dealing. The Parties agree that this Agreement imposes an implied duty of good faith and fair dealing on all the respective obligations of the parties.

15.04 Amendment and Modification; Waiver of Compliance. Subject to applicable law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Parties. Any failure by any Party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other Party hereto, but such waiver or failure to insist upon strict compliance shall not operate as a wavier of, or estoppel with respect to any subsequent or other failure.

15.05 Counterparts & Facsimile. This Agreement and its exhibits may be executed simultaneously in one or more counterparts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.06 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective heirs, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons not a party to this Agreement, nor shall any provision give any such third persons any right of subrogation or action over or against any Party to this Agreement.

15.07 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interest, or obligations hereunder shall be assigned by any Party hereto without the prior written consent of the other Party.

15.08 Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties, such dispute shall be brought in a proper jurisdiction located within Clark County, Nevada.

15.09 Notices. All notices, requests, demand, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by hand, overnight courier, telefax, or mailed certified or registered mail with postage prepaid.

15.10 Authority. Both Parties acknowledge that by execution of this Agreement they have the right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and no approvals or consents of any persons other than the Parties are necessary in connection with this Agreement. The execution and delivery of this Agreement have been individually consented to in writing by all the disclosed individuals of each Party.

      In Witness Whereof, the signatures of the Parties below evidence their approval, acceptance and acknowledgment of the terms contained in this Agreement.

ARET - AmeriResource Technologies, Inc.   WBI - Wasatch Business Investors, Inc.

/s/ Delmar Janovec                        /s/ Keith Warburton
---------------------------               ---------------------------
By: Delmar Janovec, President             By: Keith Warburton,  President


COVAH - Covah, LLC

/s/ Ronnie Hale
---------------------------
By: Ronnie Hale, President

                       AMERIRESOURCE TECHNOLOGIES, INC.
                            STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of this 26th day of September 2001 by and between AmeriResource Technologies, Inc., a Delaware corporation (the "Company"), and Wasatch Business Investors, Inc., a Utah corporation ("Optionee").

                                   Recital

      In consideration for Optionee's agreement to identify and refer to ARET potential business investments and business acquisitions ("Target(s)") other than JBP, ARET hereby agrees to grant Optionee an option to purchase shares of the Company's common stock, par value $0.0001 ("Common Stock"), under the terms and conditions herein provided, in order to effectuate an Acquisition Agreement (the "Acquisition Agreement"), which is incorporated herein by this reference, executed by and between the Company and the Optionee simultaneous with this Agreement.

                                  Agreement

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, and in reliance on the recital above, which is incorporated herein by reference, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, it is agreed as follows:

1. Grant of Options. The Company hereby grants to the Optionee non-qualified stock options (the "Options") to purchase Fifty Million (50,000,000) shares ("Option Shares") and One Hundred Fifty Million (150,000,000) shares of Common Stock ("Additional Option Shares"), for a total of Two Hundred Million (200,000,000) shares of Common Stock, pursuant to the terms and conditions set forth below.

2.    Option Shares.

      (A) Grant and Vesting. Upon the Company's acquisition of Jim Butler Performance ("JBP"), the Company shall grant Optionee an Option to purchase Fifty Million (50,000,000) Option Shares. Such Option Shares shall be fully and immediately vested upon grant, whenever possible pursuant to Section 9(B) herein. Additionally, the Company agrees to have a minimum of Forty Million (40,000,000) of the Option Shares registered pursuant to Section 9(A).

      (B) Exercise Price. The Option Shares shall bear an exercise price equal to the average closing trading price of Common Stock for the thirty
            (30) calendar days prior to the date of Closing of the JBP acquisition;

3.    Additional Option Shares.

      (A) Grant and Vesting. Subsequent to the JBP acquisition, upon the Company's acquisition of a Target with gross sales exceeding One Million Dollars ($1,000,000), as set forth in Section 2.01 of the Acquisition Agreement, the Company shall grant Optionee an Option to purchase Three Million (3,000,000) Additional Option Shares for every One Million Dollar ($1,000,000) increment of the average gross sales generated by the Target during the three fiscal years preceding such acquisition. This Section 3(A) shall apply to all One Million Dollar ($1,000,000) increments of gross sales generated by Optionee for the Company, up to and including Fifty Million Dollars ($50,000,000), thus providing the Optionee with the potential to receive, pursuant to this Section 3(A), Options to purchase a total of One Hundred Fifty Million (150,000,000) Additional Option Shares, whenever possible pursuant to Section 9(B) herein. The Parties hereto acknowledge that Valley Steel qualifies as a Target for purposes of WBI earning Additional Option Shares.

      (B) Exercise Price. The Additional Option Shares shall bear an exercise price equal to seventy-five percent (75%) of the average closing trading price of Common Stock for the ninety calendar (90) days immediately prior to the date of such grant.

4.    Manner of Exercise and Terms of Payment.   The Options may be exercised in
      whole or in part, subject to the limitations set forth in this Agreement, upon delivery to the Company of timely written notice of exercise, accompanied by full payment of the Option Price for the Option Shares with respect to which the Options are exercised. The exercise price may be paid by delivering a certified check or wire transfer of immediately available funds to the order of the Company for the entire exercise price. The person entitled to the shares so purchased shall be treated for all purposes as the holder of such shares as of the close of business on the date of exercise and certificates for the shares of stock so purchased shall be delivered to the person so entitled within a reasonable time, not exceeding thirty (30) days, after such exercise. Unless this Option has expired, a new Option of like tenor and for such number of shares as the holder of this Option shall direct, representing in the aggregate the right to purchase a number of shares with respect to which this Option shall not have been exercised, shall also be issued to the holder of this Option within such time.

5. Rights as Stockholder. Optionee or a permitted transferee of the Options shall have no rights as a stockholder of the Company with respect to any shares of common stock subject to such Options prior to his exercise of the Options.

6. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Option and the exercise price shall be subject to adjustment from time to time, as provided in Schedule A attached hereto.


7.    Investment Representation.

      (A) Optionee represents and warrants to the Company that Optionee is acquiring these Options and the Option Shares for Optionee's own account for the purpose of investment and not with a view toward resale or other distribution thereof in violation of the Securities Act of 1933, as amended ("1933 Act"). Optionee acknowledges that the effect of the representations and warranties is that the economic risk of the investment in the Options and Option Shares must be borne by the Optionee for an indefinite period of time. This representation and warranty shall be deemed to be a continuing representation and warranty and shall be in full force and effect upon such exercise of the Options granted hereby.

      (B) Prior to such time as the Option Shares have been registered under the 1933 Act, the Company shall place a legend on each certificate for the Option Shares issued pursuant hereto, or any certificate issued in exchange therefore, stating that such securities are not registered under the 1933 Act and state securities laws and setting forth or referring to the restriction on transferability and sale thereof imposed by the 1933 Act or any applicable state securities law, and that the holder thereof agrees to be bound by such restrictive legend.

      (C) Optionee recognizes that the Option Shares and Additional Option Shares received pursuant to this Agreement will be subject to various restrictions on sale and/or transfer, including but not limited to, the restrictions imposed by Rule 144 under the 1933 Act.

8. Exercisability. All of the Options set forth in this Agreement have a term of three (3) years and therefore shall only be exercisable three (3) years from the date they are granted. Any assignment hereof shall be in compliance with applicable securities laws.

9.    Registration and Qualification of Options.

      (A) Registration. The Company agrees to utilize its best efforts to register a minimum of Forty Million (40,000,000) of the Additional Option Shares in the event it otherwise undertakes to register securities on a form compatible with the Additional Option Shares.

      (B) Qualification. The Company agrees to utilize its best efforts to have the Additional Option Shares granted pursuant to a qualified stock option plan. Optionee acknowledges that such qualification is contingent upon the approval of holders of a majority of the Company's Common Stock.

10.   Miscellaneous.

            (A) Termination of Other Agreements. This Agreement sets forth the entire understanding of the parties hereto and supercedes all prior arrangements or understandings among the parties regarding such matters.

      (B) Notices. Any notices required hereunder shall be deemed to be given upon the earlier of the date when received at, or (i) the third business day after the date when sent by certified or registered mail, (ii) the next business day after the date sent by guaranteed overnight courier, or (iii) the date sent by telecopier or delivered by hand, in each case, to the addresses set forth below:

            If to the Company:      AmeriResource Technologies, Inc.
                                    4445 South Jones, Suite 2
                                    Las Vegas, Nevada 89103
                                    Attention: Delmar Janovec

                  With copies to:   Woltjen Law Firm
                                    3333 Elm Street, Suite 101
                                    Dallas, Texas 75226
                                    Attention: Kevin S. Woltjen

            If to the Optionee:     Wasatch Business Investors, Inc.
                                    1453 S. Major Street
                                    Salt Lake City, Utah 84115
                                    Attention: Keith Warburton

            or to such other addresses as the parties may specify in writing.

      (C) Amendments and Waivers. The provisions of this Agreement may be amended or terminated unless in a writing signed by the Optionee and the Company.

      (D) Binding Effect. This Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto.

      (E) Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties, such dispute shall be brought in a proper jurisdiction located within Clark County, Nevada.

      (F) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      (G) Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or" and
            (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of the Agreement or the interpretation thereof in any respect.

      In Witness Whereof, the signatures of the Parties below evidence their approval, acceptance and acknowledgment of the terms contained in this Agreement.

Company - AmeriResource Technologies, Inc.Optionee - Wasatch Business Investors, Inc.

/s/ Delmar Janovec                        /s/ Keith Warburton
---------------------------               ---------------------------
By: Delmar Janovec, President             By: Keith Warburton,  President

                                  SCHEDULE A

Adjustment of Purchase Price and Number of Shares

1. Adjustment. The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

      (A) Reclassification, Consolidation or Merger. At any time while this Option remains outstanding and unexpired, in case of (i) any reclassification or change of outstanding securities issuable upon exercise of this Option (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Option),
            (ii) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Option), or (iii) any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall without payment of any additional consideration therefor, execute a new Option providing that the holder of this Option shall have the right to exercise such new Option (upon terms not less favorable to the holder than those then applicable to this Option) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer. Such new Option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 1 of Schedule A. The provisions of this subsection 1(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

      (B) Subdivision or Combination of Shares. If the Company at any time while this Option remains outstanding and unexpired, shall subdivide or combine its Capital Stock, the Exercise Price shall be proportionately reduced, in case of subdivision of such shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of such shares, as of the effective date of such combination, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so combining, as of such record date, whichever is earlier. The term "Capital Stock" shall mean the Common Stock, and any other stock of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

      (C) Stock Dividends. If the Company at any time while this Option is outstanding and unexpired shall pay a dividend in shares of, or make other distribution of shares of, its Capital Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the exercise price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Capital Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Capital Stock outstanding immediately after such dividend or distribution. The provisions of this subsection 1(c) shall not apply under any of the circumstances for which an adjustment is provided in subsection 1(a) or 1(b).

      (D) Liquidating Dividends, Etc. If the Company at any time while this Option is outstanding and unexpired makes a distribution of its assets to the holders of its Capital Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (c), the holder of this Option shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the exercise price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Option (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

2. Notice of Adjustments. Whenever any of the exercise price or the number of shares of Common Stock purchasable under the terms of this Option at that exercise price shall be adjusted pursuant to Section 1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the exercise price and number of shares of Common Stock purchasable at that exercise price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid ) to the registered holder of this Option.

                              NOTICE OF EXERCISE



                  (To be signed only upon exercise of Option)


TO: AmeriResource Technologies, Inc.

The undersigned, the owner of Options to purchase ___________ shares of Common Stock of AmeriResource Technologies, Inc., a Delaware corporation ("ARET"), hereby irrevocably elects to exercise all such Options and herewith pays for the shares by giving ARET a personal check in the amount of the exercise price as specified in the Option. The undersigned requests that the certificates for such shares be delivered to them according to instructions indicated below.


DATED this ___ day of _____________ 200__.



                        By:_____________________________


Instructions for delivery:

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

                           SECURED PROMISSORY NOTE


$350,000                                                          Sept. 26, 2001
                                                            Salt Lake City, Utah

      FOR VALUE RECEIVED, AmeriResource Technologies, Inc., (ARET) a Publicly Traded, Delaware corporation ("Borrower"), having an address at "), 4465 South Jones St., Suite 2 Las Vegas, NV 89103, hereby promises and agrees to pay to the order of Wasatch Business Investors, Inc., a Utah Corporation ("Lender"), at 1453 South Major St., Salt Lake City, UT 84115, or at such other place as the holder hereof ("Holder") may designate in writing, in lawful money of the United States of America, the principal sum of Three Hundred Fifty Thousand and no/100 Dollars ($350,000.00), together with interest thereon at the annual rate of Seven Percent (7%) (The "Interest Rate") and other fees in connection therewith, all in accordance with the terms and conditions set forth below.

      1. Interest shall accrue on the outstanding principal balance hereof at the Interest Rate of Seven Percent (7%).

      2. Borrower shall make the following payments against the amounts outstanding hereunder: (a) a payment of $374,500 on or before the 25th day of September 2002, which is the entire outstanding balance of this Note, including principal, accrued and unpaid interest and all other fees and charges accrued and unpaid hereunder. Said payment will be made no later than 5:00 p.m., Utah time, on the above said date.

      3. Borrower may prepay any amount due hereunder, in whole or in part, at any time without penalty or premium for such early payment.

      4. If (a) any payment or delivery required by this Note is not made when due hereunder, (b) any representation or warranty made by Borrower in this Note proves to be materially false or inaccurate, (c) any event of default occurs under any instrument evidencing, securing or guaranteeing the obligations evidenced by this Note, (d) any event of default occurs under any security agreement, trust deed or similar document relating to a lien prior to any instrument described in Paragraph 4(b) above, or (e) Borrower or any guarantor of this Note files an assignment for the benefit of creditors, bankruptcy or for relief under any provisions of the Bankruptcy Code, or suffers an involuntary petition in bankruptcy or receivership to be filed and not vacated within 30 days, then the entire unpaid principal balance and accrued but unpaid interest hereunder shall, at the option of Holder, at once become due and payable without notice (time being the essence hereof). Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, event or circumstance that gives rise to such right of acceleration.

      5. In the event Borrower fails to make a payment under this Note on the due date therefore, (a) Borrower agrees to pay Holder a one-time late charge equal to 15% of the amount so unpaid (such late charge constituting liquidated damages in lieu of actual damages and not a penalty), and (b) all amounts owing and past due hereunder, including without limitation principal (whether by acceleration or in due course), interest, late fees and other charges, shall, if permitted by applicable law, bear interest at the rate of Thirty-Eight percent (18%) per annum both before and after judgment.

      6. This Note is secured by, among other things, (a) a Company Guaranty executed by AmeriResource Technologies, Inc., (ARET) a Publicly Traded Delaware Corporation and (b) 83,333,333 shares of ARET stock, ($350,000.00 of stock at
 .0042 per share), placed in an Escrow Account. WBI May at its own discretion, choose to receive the stock that is placed in escrow, instead of cash, for the payment of this note. Interest payments may also be received in stock.

      7. Borrower shall pay all legal fees incurred by Lender in connection with the negotiation, preparation, execution, delivery, filing and recording, as applicable, of this Note, the security documents referred to in Paragraph 6 above, and all other documents or instruments delivered in connection with or relating to the loan evidenced hereby. In addition, in the event that any payment under this Note is not made at the time and in the manner required (whether before or after maturity), Borrower agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by Holder in connection with the enforcement of any of its rights under this Note, including, but not limited to, attorneys' fees and all costs and expenses of collection.

      8. All amounts paid by Borrower in respect of amounts due hereunder shall be applied by Holder in the following order of priority: (a) amounts due and payable, if any, pursuant to Paragraph 7 above, (b) interest due and payable, if any, pursuant to Paragraph 5, above, (c) the interest payable on the principal balance hereof at the Interest Rate, and (d) the outstanding principal balance hereof.

      9. Borrower, on behalf of itself and all sureties, guarantors, and endorsers hereof, hereby waives presentment for payment, demand, and notice of dishonor and nonpayment of this Note, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without substitution.

      10. Notwithstanding any other provision contained in this Note or in any instrument given to evidence or secure the obligations evidenced hereby: (a) the rates of interest and charges provided for herein and therein shall in no event exceed the rates and charges which result in interest being charged at a rate equaling the maximum allowed by law; and (b) if, for any reason whatsoever, Holder ever receives as interest in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder and not toward payment of interest.

      11. The failure of Holder in any one or more instances to insist upon strict performance of any of the terms and provisions of this Note, or to exercise any option conferred herein shall not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms, provisions or options on any future occasion.

      12. This Note is delivered in the State of Utah and shall be governed by and construed in accordance with the laws of said State, without giving effect to any conflict of laws provisions. This Note shall bind the heirs, executors, administrators, personal representatives, successors and assigns of Borrower and shall inure to the successor and assigns of the Lender.

      13. Borrower acknowledges, represents and warrants to Lender that (a) all funds advanced hereunder by Lender are being used by Borrower for business purposes and not for personal, consumer or household purposes, and (b) Borrower owes Lender the entire amount set forth in this Note and that the amount stated as due is correct.

      14. Borrower represents and warrants to Lender that (a) Borrower is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Delaware and shall at all times during such time as any obligation remains under this Note maintain its corporate existence and keep current all necessary filings relating thereto, (b) the execution, delivery and performance by Borrower of this Note and all other agreements, instruments, certificates and documents executed by Borrower in connection herewith or therewith (collectively, the "Loan Documents") have been duly authorized by all necessary company action on the part of Borrower, and the person executing such Loan Documents has been duly authorized to do so, and (c) none of the written statements about Borrower furnished to Lender by or on behalf of Borrower in connection with the negotiation and consummation of the transactions contemplated by the Loan Documents contained, as of the date thereof, any untrue statement of a material fact about Borrower or omitted, as of the date thereof, a material fact about Borrower necessary to make the statements about Borrower contained therein or herein not misleading.


       [Remainder of Page Intentionally Blank - Signature Page Follows]

      IN WITNESS WHEREOF, Borrower has executed this Note on or as of the day and year first above written.

                      AmeriResource Technologies, Inc.


                      By: /s/ Delmar Janovec
                          ---------------------------------
                      Name: Delmar Janovec
                      Title: President